                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 March 30, 2001
                                 --------------
                Date of Report (Date of earliest event reported)


                                ESYNCH CORPORATION
                                ------------------
             (Exact name of Registrant as specified in its charter)


        Delaware                   0-26790                 87-0461856
        --------                   -------                 ----------
    (State or other       (Commission File Number)        (IRS Employer
    jurisdiction of                                      Identification
     Incorporation)                                           No.)


                               15502 Mosher Avenue
                                Tustin, CA 92710
                            ------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (714) 258-1900
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                ----------------
             (Former name or address, if changed since last report.)



Item 5.  Other Events

On March 30, 2001 eSynch Corporation (the "Company") issued a Press Release announcing that following the completion of due diligence, the boards of directors of both the Company and Streamedia Communications Inc. have independently decided that the Planned Merger of the companies announced on January 24, 2001 would not be completed.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  ESYNCH CORPORATION

Date:    April 4, 2001            By: /s/ Thomas C. Hemingway
                                  ---------------------------
                                  Thomas C. Hemingway,
                                  Chief Executive Officer



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                                EXHIBIT INDEX
                                -------------



    Exhibit No.      Description of Exhibit
    -----------      ----------------------
    99.1(1)          Press Release announcing Planned Merger with Streamedia
                     Communications Inc. dated January 24, 2001.

    99.4(2) Press Release announcing termination of Planned Merger dated March 30, 2001.


    --------

    (1) Incorporated by reference to the like-numbered exhibit to the Company's Form 8-K filed January 26, 2001.

    (2) Incorporated by reference to the like-numbered exhibit to the Company's Form 10-KSB filed April 2, 2001.